Exhibit 99.57

Interim Preliminary Work Papers Relating to Allocation of Consideration

Delivered by the Independent Valuer

to the Supervisor on October 14, 2011

The following are interim preliminary work papers with respect to allocations of consideration submitted by the independent valuer to the supervisor for its review and verification and were not intended to, and did not, reflect the final work product or advice or conclusions of the independent valuer.

The tables that follow also include a summary of projections that were utilized by the independent valuer in calculating the exchange values reflected in these preliminary work papers. The projections included in these interim preliminary work papers were not final and were being prepared solely for the purpose of determining the relative values among the subject LLCs, the private entities and the management companies and to establish exchange values to facilitate the consolidation and should not be relied upon for any other purpose, including without limitation, as an indicator of future performance of the company, the properties, the subject LLCs or the private entities. The final projections used in preparing the exchange values are included as Appendix C-1 to the prospectus/consent solicitation. The projections should not be relied upon in determining the market value or the estimated value of the company after giving effect to the consolidation and the IPO. The actual performance of the properties may be materially different from these projections because of changes in market conditions and many other factors.

Neither the subject LLCs nor the supervisor as a matter of course make public projections as to future performance, earnings or other results beyond the current fiscal year, and the supervisor is especially reluctant to disclose projections for extended periods due to the unpredictability of the underlying assumptions and estimates. The projections with respect to the properties were presented by the independent valuer based on the information provided by management of the supervisor and analysis performed by the independent valuer and reviewed and approved by management of the supervisor.

These projections were not prepared in accordance with published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of financial projections. This information is not fact and should not be relied upon as being necessarily indicative of future results, and readers of this prospectus/consent solicitation are cautioned not to place undue reliance on the prospective financial information. Neither the company’s independent registered public accounting firm nor any other independent accountants have examined, compiled or otherwise applied procedures to the projections presented herein or express an opinion or any other form of assurance on them. The summary of the projection is being included in this prospectus/consent solicitation solely because the projections were used by the independent valuer in calculating the illustrative exchange values using the discounted cash flow method to allocate residual value.

The projections were based on numerous assumptions that may prove to be wrong. Important factors that may affect actual results and cause the projections to not be achieved include, but are not limited to, risks and uncertainties relating to the company and other factors described under “Risk Factors” and “Forward-Looking Statements.” The projections also reflect assumptions as to certain business decisions that are subject to change. As a result, actual results may differ materially from those contained in the projections. Accordingly, there can be no assurance that the projections will be realized.

Certain of the prospective financial information set forth herein may be considered non-U.S. GAAP financial measures. The independent valuer believed this information could be useful in valuing the properties. Non-U.S. GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with U.S. GAAP, and non-U.S. GAAP financial measures may not be comparable to similarly titled amounts used by other companies.

The inclusion of the summary of the projections in this prospectus/consent solicitation should not be regarded as an indication that any of the company, the subject LLCs or the supervisor or their respective affiliates, advisors or representatives considered the projections to be predictive of actual future events, and the projections should not be relied upon as such. None of the company, the subject LLCs or the supervisor or their respective affiliates, advisors, officers, directors, partners or representatives can give you any assurance that actual results will not differ from the projections, and none of them undertakes any obligation to update or otherwise revise or reconcile the projections to reflect circumstances existing after the date the projections were generated or to reflect the occurrence of future events even in the event that any or all of the assumptions underlying the projections are shown to be in error. None of the company, the supervisor and the subject LLCs intend to make publicly available any update or other revision to the projections. None of the company, the supervisor and the subject LLCs or their respective affiliates, advisors, officers, directors, partners or representatives has made or makes any representation to any participant or other person regarding the company’s or the subject LLCs ultimate performance compared to the information contained in the projections or that forecasted results will be achieved. None of the subject LLCs, the private entities, the management companies or any of their affiliates has made any representation to the company concerning the projections.

B.B.S.F., L.L.C. Waterfall

Amount to Allocate for Capital Transaction	$14,600,000

	ARSA Associates	PLM Family 2000 LLC
Allocation %	47.368%	52.632%
Allocation $	$6,915,786	$7,684,214

ARSA Associates:

	PLM Family 2000 LLC	Anthony E. Malikn
	73.6111%	26.3889%
Remaining capital	$17,249,958	$0

Return of capital	6,915,786	0
Priority	0	0
Remainder	0	0

Total	$6,915,786	$0

Consolidated Equity Value

Property	Legal Entity	Investor Class	Value	Total Value Check
112-122 West 34th Street	112 West 34th Street Company L.L.C.	50% LMH (master partner)	$66,508,408
	112 West 34th Street Company L.L.C.	23% of PLM group not subject to override	$30,593,868
	112 West 34th Street Company L.L.C.	27% of PLM group subject to override	$18,497,270
	112 West 34th Street Company L.L.C.	Wien - Override	$16,127,102
	112 West 34th Street Company L.L.C.	Override	$1,290,168
	112 West 34th Street Company L.L.C.	Malkin Holdings LLC - Override	$6,852,029
	112 West 34th Street Associates L.L.C.	112 West 34th Street Associates L.L.C.	$138,943,576
	112 West 34th Street Associates L.L.C.	Malkin Holdings LLC - Override	$14,938,175	$293,750,597	6.5%

1333 Broadway	1333 Broadway Associates L.L.C.	Participants	$136,421,763	$136,421,763	3.0%

1350 Broadway	1350 Broadway Associates L.L.C.	Peter L. Malkin Group	$58,055,484
	1350 Broadway Associates L.L.C.	Malkin Holdings LLC - Override	$14,465,609
	1350 Broadway Associates L.L.C.	David M. Baldwin Group	$72,521,092	$145,042,184	3.2%

1400 Broadway	1400 Broadway Associates L.L.C.	Anthony E. Malkin	$58,300,900
	1400 Broadway Associates L.L.C.	Peter L. Malkin	$122,528,211
	1400 Broadway Associates L.L.C.	LMH 1400 LLC	$61,264,106
	1400 Broadway Associates L.L.C.	Malkin Holdings LLC - Override	$12,795,075
	1400 Broadway Associates L.L.C.	Peter L. Malkin Family 5 LLC - Override	$1,481,603
	1400 Broadway Associates L.L.C.	Override	$1,481,603	$257,851,497	5.7%

501 Seventh Avenue	Seventh & 37th Building Associates L.L.C.	Participants	$51,236,960
	Seventh & 37th Building Associates L.L.C.	Malkin Holdings LLC - Override	$4,814,618
	501 Seventh Avenue Associates L.L.C.	Participants	$47,443,190
	501 Seventh Avenue Associates L.L.C.	Malkin Holdings LLC - Override	$5,163,021	$108,657,789	2.4%

1359 Broadway	Marlboro Building Associates L.L.C.	Participants	$133,504,917
	Marlboro Building Associates L.L.C.	Malkin Holdings LLC - Override	$9,344,093	$142,849,010	3.2%

One Grand Central Place	60 East 42nd St. Associates L.L.C.	Participants	$258,373,070
	60 East 42nd St. Associates L.L.C.	Malkin Holdings LLC - Override	$28,599,230
	Lincoln Building Associates L.L.C.	Participants	$243,799,918
	Lincoln Building Associates L.L.C.	Malkin Holdings LLC - Override	$27,044,435	$557,816,654	12.4%

Empire State Building, 350 Fifth Ave	Empire State Building Co L.L.C.	Master Partners	$907,115,973
	Empire State Building Co L.L.C.	PLM 4-2-71 JV, 10% Investors	$89,674,522
	Empire State Building Co L.L.C.	PLM 4-2-71 JV, 10% Override	$29,291,507
	Empire State Building Co L.L.C.	PLM 4-2-71 JV, 5% Investors	$44,837,261
	Empire State Building Co L.L.C.	PLM 4-2-71 JV, 5% Override	$14,645,754
	Empire State Building Co L.L.C.	1273 Realty Company Investors	$50,528,432
	Empire State Building Co L.L.C.	1273 Realty Company - Override	$53,566,844
	Empire State Building Associates L.L.C.	Participants	$1,098,117,352
	Empire State Building Associates L.L.C.	Malkin Holdings LLC - Override	$111,185,689	$2,398,963,334	53.3%

250 West 57th Street	250 West 57th Street Associates L.L.C.	Participants	$129,049,163
	250 West 57th Street Associates L.L.C.	Malkin Holdings LLC - Override	$10,016,940
	Fisk Building Associates L.L.C.	Participants - 45% Group	$26,252,491
	Fisk Building Associates L.L.C.	Participants - 55% Group	$63,497,637
	Fisk Building Associates L.L.C.	Override	$11,626,245
	Fisk Building Associates L.L.C.	Malkin Family - Override	$11,626,245
	Fisk Building Associates L.L.C.	Malkin Holdings LLC - Override	$15,264,325	$267,333,046	5.9%

10 Bank Street	1185 Bank L.L.C.	GP	$200,528
	1185 Bank L.L.C.	Class 2 LP	($0)
	1185 Bank L.L.C.	Class 1 LPs	$9,857,919	$10,058,447	0.2%

500 Mamaroneck Ave	Malkin 500 Mamaroneck Avenue L.P.	Class A LPs	$4,440,800
	Malkin 500 Mamaroneck Avenue L.P.	Class B LP	$0
	Malkin 500 Mamaroneck Avenue L.P.	GP	$44,857
	Viviane Paris, LLC	Viviane Paris, LLC	$1,371,136
	Viviane Paris, LLC	Class B LP	$124,083	$5,980,875	0.1%

383 Main Ave	Fairfield Merritview SPE L.L.C.	GP	$74,064
	Fairfield Merritview SPE L.L.C.	Class B LP	$3,291,742
	Fairfield Merritview SPE L.L.C.	Class A LPs	$4,040,614
	Fairfield Merritview SPE L.L.C.	Malkin Holdings LLC - Override	$822,936	$8,229,356	0.2%

100, 200 & 300 First Stamford Place	First Stamford Place SPE L.L.C.	Class A & A2	$1,312,901
	First Stamford Place SPE L.L.C.	GP	$26,523
	First Stamford Place SPE L.L.C.	Class B	$1,312,901
	Fairfax First Stamford SPE L.L.C.	Fairfax First Stamford SPE L.L.C.	$2,170,704
	Fairfax First Stamford SPE L.L.C.	Malkin Holdings LLC - Override	$241,189
	Merrifield First Stamford SPE L.L.C.	Merrifield First Stamford SPE L.L.C. - 55% Members	$1,193,887
	Merrifield First Stamford SPE L.L.C.	Merrifield First Stamford SPE L.L.C. - 45% Members	$488,408
	Merrifield First Stamford SPE L.L.C.	PLM - Override	$241,189
	Merrifield First Stamford SPE L.L.C.	PLMalkin Family 9 LLC - Override	$244,204
	Merrifield First Stamford SPE L.L.C.	Override	$244,204	$7,476,113	0.2%

10 Union Square	New York Union Square Retail L.P.	GP	$290,926
	New York Union Square Retail L.P.	Class B LP	$14,400,813
	New York Union Square Retail L.P.	Class A LPs	$14,400,813	$29,092,552	0.6%

Metro Center	One Station Place, Limited Partnership	GP	$369,701
	One Station Place, Limited Partnership	Class A LP	$3,327,305
	One Station Place, Limited Partnership	Class B LP	$33,273,054	$36,970,060	0.8%

103-107 Main Street	Westport Main Street Retail L.L.C.	Manager	$49,234
	Westport Main Street Retail L.L.C.	Class B Members	$0
	Westport Main Street Retail L.L.C.	Class A Members	$4,874,155	$4,923,389	0.1%

66-99 Main Street	Malkin Co-Investor Capital L.P.	GP	$81,310
	Malkin Co-Investor Capital L.P.	Class B LPs	$0
	Malkin Co-Investor Capital L.P.	Class A LPs	$8,049,642
	Peter L. Malkin	Peter L. Malkin	$3,712,548
	New Soundview Plazza Associates, Limited Partnership	LP	$3,526,919	$15,370,419	0.3%

77 West 55th Street	Malkin East West Retail Portfolio L.P.	GP	$295,772
	Malkin East West Retail Portfolio L.P.	Class B LP	$14,640,727
	Malkin East West Retail Portfolio L.P.	Class A LPs	$14,640,727	$29,577,227	0.7%

170 East 8th Street	1185 Gotham L.L.C.	GP	$258,135
	1185 Gotham L.L.C.	Class 2 LP	($0)
	1185 Gotham L.L.C.	Class 1 LPs	$12,689,821	$12,947,955	0.3%

B.B.S.F., L.L.C.	Allocations to Investors Pending	Allocations to Investors Pending	$14,600,000	$14,600,000	0.3%

Malkin Holdings, LLC (Ex Overrides)			$5,896,278	$5,896,278	0.1%
Malkin Properties			$4,400,000	$4,400,000	0.1%
Malkin Construction Corp.			$5,875,000	$5,875,000	0.1%

Total Value of Equity Interests			$4,500,083,545	$4,500,083,545	100.0%

Overrides			$261,547,364

Malkin Holdings LLC Equity Waterfall

Property / Entity	Legal Entity	Capital Override ($)	Class A	Class B (1)

112-122 West 34th Street	112 West 34th Street Company L.L.C.	$6,852,029	$6,420,352	$431,678
112-122 West 34th Street	112 West 34th Street Associates L.L.C.	14,938,175	14,085,837	852,338
1350 Broadway	1350 Broadway Associates L.L.C.	14,465,609	13,554,275	911,333
1400 Broadway	1400 Broadway Associates L.L.C.	12,795,075	11,988,985	806,090
501 Seventh Avenue	Seventh & 37th Building Associates L.L.C.	4,814,618	4,511,297	303,321
501 Seventh Avenue	501 Seventh Avenue Associates L.L.C.	5,163,021	4,837,751	325,270
1359 Broadway	Marlboro Building Associates L.L.C.	9,344,093	8,755,415	588,678
One Grand Central Place	60 East 42nd St. Associates L.L.C.	28,599,230	27,315,215	1,284,016
One Grand Central Place	Lincoln Building Associates L.L.C.	27,044,435	27,044,435	0
Empire State Building, 350 Fifth Ave	Empire State Building Associates L.L.C.	111,185,689	109,901,674	1,284,016
250 West 57th Street	250 West 57th Street Associates L.L.C.	10,016,940	9,385,873	631,067
250 West 57th Street	Fisk Building Associates L.L.C.	15,264,325	14,611,377	652,948
383 Main Ave	Fairfield Merritview SPE L.L.C.	822,936	771,091	51,845
100, 200 & 300 First Stamford Place	Fairfax First Stamford SPE L.L.C.	241,189	225,994	15,195

	Total Override Value	$261,547,364	$253,409,570	$8,137,794

	Malkin Holdings LLC (Ex-Overrides)	5,896,278	5,524,812	371,466

	Equity Value of Malkin Holdings LLC		$258,934,383	$8,509,260
	% Ownership in REIT		5.754%	0.189%

	Total Equity Value of Malkin Holdings LLC			$267,443,642
	% Ownership in REIT			5.943%

(1)	The lesser of 6.3% of override and CPI adjusted cap of $1,150,000 ($1,284,016 as of September 30, 2011).

112 West 34th Street Equity Value

		112 West 34th Street Associates L.L.C. (112-120 Ground Lessee) (122 Fee Owner & Sublessee)	112 West 34th Street Company L.L.C. (Operating Sublessee)	Midpoint Consolidated	Low Consolidated		High Consolidated

Property Value				$384,100,000	$365,000,000	-	$403,000,000
Less: Shared Debt Obligations				(85,394,903)	(85,394,903)	-	(85,394,903)
Less: PV of Base Rent				(10,100,000)	(10,100,000)	-	(10,100,000)

Total Allocable Value		$144,302,549	$144,302,549	$288,605,097	$269,505,097	-	$307,505,097

Less: After-Tax PV of Supervisory Fees		(520,797)	(655,606)	(1,176,403)	(1,176,403)	-	(1,176,403)
Less: Unshared Debt Obligations		0	(3,778,097)	(3,778,097)	(3,778,097)	-	(3,778,097)
Plus: PV of Base Rent		10,100,000	0	10,100,000	10,100,000	-	10,100,000

Amount to Allocate for Capital Transaction		$153,881,751	$139,868,846	$293,750,597	$274,650,597	-	$312,650,597

Allocation Detail:
112 West 34th Street Company L.L.C.	50% LMH (master partner)		$66,508,408	$66,508,408	$61,972,158	-	$70,997,158
112 West 34th Street Company L.L.C.	23% of PLM group not subject to override		30,593,868	30,593,868	28,507,193	-	32,658,693
112 West 34th Street Company L.L.C.	27% of PLM group subject to override		18,497,270	18,497,270	17,272,483	-	19,709,233
112 West 34th Street Company L.L.C.	Wien - Override		16,127,102	16,127,102	14,993,040	-	17,249,290
112 West 34th Street Company L.L.C.	Override		1,290,168	1,290,168	1,199,443	-	1,379,943
112 West 34th Street Company L.L.C.	Malkin Holdings LLC - Override		6,852,029	6,852,029	6,374,529	-	7,324,529
112 West 34th Street Associates L.L.C.	112 West 34th Street Associates L.L.C.	$138,943,576		138,943,576	130,348,576	-	147,448,576
112 West 34th Street Associates L.L.C.	Malkin Holdings LLC - Override	14,938,175		14,938,175	13,983,175	-	15,883,175

Total		$153,881,751	$139,868,846	$293,750,597	$274,650,597	-	$312,650,597

112 West 34 St. Waterfall

Amount to allocate for capital transaction	$293,750,597

	112 West 34th Street Company L.L.C.	112 West 34th Street Associates L.L.C.
	139,868,846	153,881,751

112 West 34th Street Company L.L.C.	139,868,846
Breakpoint	2,828,258

Net for override	137,040,588
Override to MH	6,852,029

Net to Investors	$133,016,817

	50% LMH (master partner)	23% of PLM group not subject to override	27% of PLM group subject to override
Allocation	66,508,408	30,593,868	35,914,540
Cumulative priority			0
Return of capital			1,080,000
Net for override			34,834,540
Override to Wien			16,127,102
Wiessmann			1,290,168

To investors	66,508,408	30,593,868	18,497,270

112 West 34th Street Associates L.L.C.		153,881,751
Return of capital		4,500,000

Net for override		149,381,751
Override to MH		14,938,175

Net to Investors		$138,943,576

*	Does not include 2nd tier override override to MH from 6.3% of investors.

1333 Broadway Associates L.L.C. Equity Value

	Midpoint	Low		High

Property Value	$189,000,000	$180,000,000	-	$198,000,000
Less: Shared Debt Obligations	(71,200,000)	(71,200,000)	-	(71,200,000)
Plus: Excess Cash	19,000,348	19,000,348	-	19,000,348
Less: After-Tax PV of Supervisory Fees	(378,585)	(378,585)	-	(378,585)

Amount to Allocate for Capital Transaction	$136,421,763	$127,421,763	-	$145,421,763

1350 Broadway Associates L.L.C. Equity Value

		Midpoint	Low		High

Property Value		$186,000,000	$177,000,000	-	$195,000,000
Less: Shared Debt Obligations		(40,427,335)	(40,427,335)	-	(40,427,335)
Less: After-Tax PV of Supervisory Fees		(530,481)	(530,481)	-	(530,481)

Amount to Allocate for Capital Transaction		$145,042,184	$136,042,184	-	$154,042,184

Allocation Detail:

1350 Broadway Associates L.L.C.	Peter L. Malkin Group	$58,055,484	$54,455,484	-	$61,655,484
1350 Broadway Associates L.L.C.	Malkin Holdings LLC - Override	14,465,609	13,565,609	-	15,365,609
1350 Broadway Associates L.L.C.	David M. Baldwin Group	72,521,092	68,021,092	-	77,021,092

Total		$145,042,184	$136,042,184	-	$154,042,184

1350 Broadway Associates L.L.C. Waterfall

Amount to Allocate for Capital Transaction	$145,042,184

	DMB Group	PLM Group
Allocation to group	$72,521,092	$72,521,092
Return of capital		193,049

Net for override		72,328,043
Malkin Holdings override (20.0%)		14,465,609

Net to Investors	$72,521,092	$58,055,484

1400 Broadway Associates L.L.C. Equity Value

	Midpoint	Low		High

Property Value	$331,000,000	$314,000,000	-	$348,000,000
Less: Shared Debt Obligations	(71,300,000)	(71,300,000)	-	(71,300,000)
Less: After-Tax PV of Supervisory Fees	(1,848,503)	(1,848,503)	-	(1,848,503)

Amount to Allocate for Capital Transaction	$257,851,497	$240,851,497	-	$274,851,497

Allocation Detail:

Anthony E. Malkin	$58,300,900	$54,465,275	-	$62,136,525
Peter L. Malkin	122,528,211	114,453,211	-	130,603,211
LMH 1400 LLC	61,264,106	57,226,606	-	65,301,606
Malkin Holdings LLC - Override	12,795,075	11,945,075	-	13,645,075
Peter L. Malkin Family 5 LLC - Override	1,481,603	1,380,665	-	1,582,540
Override	1,481,603	1,380,665	-	1,582,540

Total	$257,851,497	$240,851,497	-	$274,851,497

1400 Broadway Associates L.L.C. Waterfall

Amount to allocate for capital transaction		$257,851,497

Split among groups	Total	AEM as agent for 2 groups 25%	PLM as agent 50%	LMH 1400 LLC 25%

Allocation to group	$1,000,000	$175,000	$650,000	$175,000
	300,000	150,000	0	150,000
	650,000	162,500	325,000	162,500

Net subject to override	255,901,497
MH override	12,795,075

Balance allocated to investors	243,106,422	60,776,606	121,553,211	60,776,606

Total to investors		$61,264,106	$122,528,211	$61,264,106

2nd override
20% of AEM 25% group		$12,252,821
Threshold		400,000

Net for 2nd override		11,852,821

PLM Family 5 LLC		1,481,603
Override		1,481,603

Net to investors of 20% group		9,289,616
80% of 25% group		49,011,284

Net to investors		$58,300,900	$122,528,211	$61,264,106

501 Seventh Avenue Equity Value

		Seventh & 37th Building Associates L.L.C. (Fee Owner)	501 Seventh Avenue Associates L.L.C. (Operating Lessee)	Midpoint Consolidated	Low Consolidated		High Consolidated

Property Value				$159,000,000	$151,000,000	-	$167,000,000
Less: Shared Debt Obligations				(48,414,235)	(48,414,235)	-	(48,414,235)
Less: PV of Base Rent				(4,000,000)	(4,000,000)	-	(4,000,000)

Total Allocable Value		53,292,882	53,292,882	106,585,765	98,585,765	-	114,585,765

Less: After-Tax PV of Supervisory Fees		(421,428)	(686,671)	(1,108,100)	(1,108,100)	-	(1,108,100)
Less: Unshared Debt Obligations		(819,876)	0	(819,876)	(819,876)	-	(819,876)
Plus: PV of Base Rent		4,000,000	0	4,000,000	4,000,000	-	4,000,000

Amount to Allocate for Capital Transaction		$56,051,578	$52,606,211	$108,657,789	$100,657,789	-	$116,657,789

Allocation Detail:

Seventh & 37th Building Associates L.L.C.	Participants	$51,236,960		$51,236,960	$47,604,127	-	$54,869,793
Seventh & 37th Building Associates L.L.C.	Malkin Holdings LLC - Override	4,814,618		4,814,618	4,447,451	-	5,181,784
501 Seventh Avenue Associates L.L.C.	Participants		$47,443,190	47,443,190	43,843,190	-	51,043,190
501 Seventh Avenue Associates L.L.C.	Malkin Holdings LLC - Override		5,163,021	5,163,021	4,763,021	-	5,563,021

Total		$56,051,578	$52,606,211	$108,657,789	$100,657,789	-	$116,657,789

501 Seventh Avenue Waterfall

Amount to Allocate for Capital Transaction	$108,657,789

	501 Seventh Avenue Associates L.L.C.	Seventh & 37th Building Associates L.L.C.
	$52,606,211	$56,051,578

501 Seventh Avenue Associates LLC	$52,606,211
Total NPV of Malkin Holdings override	5,163,021

Net to Investors	$47,443,190

Seventh & 37th Building Associates	$56,051,578
Return of capital for VC	(3,600,000)

Net for override	52,451,578
Malkin Holdings override	4,814,618

Net to Investors	$51,236,960

Marlboro Building Associates L.L.C. Equity Value

	Midpoint	Low		High

Property Value	$192,000,000	$182,000,000	-	$202,000,000
Less: Shared Debt Obligations	(48,398,090)	(48,398,090)	-	(48,398,090)
Less: After-Tax PV of Supervisory Fees	(752,901)	(752,901)	-	(752,901)

Amount to Allocate for Capital Transaction	$142,849,010	$132,849,010	-	$152,849,010

Allocation Detail:

Participants	$133,504,917	$124,175,905	-	$142,833,929
Malkin Holdings LLC - Override	9,344,093	8,673,105	-	10,015,080

Total	$142,849,010	$132,849,010	-	$152,849,010

Marlboro Building Associates L.L.C. Waterfall

Amount to Allocate for Capital Transaction	$142,849,010

Marlboro Building Associates LLC	142,849,010
Return of capital	3,590,222

Net for Override	139,258,788
MH Override (VC)	9,344,093

Net to Investors	$133,504,917

60 East 42nd St. Associates L.L.C. Equity Value

		60 East 42nd St. Associates L.L.C. (Fee Owner)	Lincoln Building Associates L.L.C. (Operating Lessee)	Midpoint Consolidated	Low Consolidated		High Consolidated

Property Value				$655,000,000	$622,000,000	-	$688,000,000
Less: Shared Debt Obligations				(92,614,558)	(92,614,558)	-	(92,614,558)
Less: PV of Base Rent				(14,000,000)	(14,000,000)	-	(14,000,000)

Total Allocable Value		274,192,721	274,192,721	548,385,442	515,385,442	-	581,385,442

Less: After-Tax PV of Supervisory Fees		(1,220,421)	(2,739,533)	(3,959,954)	(3,959,954)	-	(3,959,954)
Less: Unpaid Cash Override		0	(608,835)	(608,835)	(608,835)	-	(608,835)
Plus: PV of Base Rent		14,000,000	0	14,000,000	14,000,000	-	14,000,000

Amount to Allocate for Capital Transaction		$286,972,300	$270,844,353	$557,816,654	$524,816,654	-	$590,816,654

Allocation Detail:

60 East 42nd St. Associates L.L.C.	Participants	$258,373,070		$258,373,070	$243,523,070	-	$273,223,070
60 East 42nd St. Associates L.L.C.	Malkin Holdings LLC - Override	28,599,230		28,599,230	26,949,230	-	30,249,230
Lincoln Building Associates L.L.C.	Participants		$243,799,918	243,799,918	228,949,918	-	258,649,918
Lincoln Building Associates L.L.C.	Malkin Holdings LLC - Override		27,044,435	27,044,435	25,394,435		28,694,435

Total		$286,972,300	$270,844,353	$557,816,654	$524,816,654	-	$590,816,654

60 East 42nd St. Associates L.L.C. Waterfall

Amount to Allocate for Capital Transaction	$557,816,654

	Lincoln Building Associates L.L.C.	60 East 42nd St. Associates L.L.C.
Total Allocation	$270,844,353	$286,972,300

Lincoln Building Associates L.L.C.	$270,844,353
MH Override	27,044,435

Net to Investors	$243,799,918

60 East 42nd Street Associates L.L.C.		$286,972,300
Threshold		980,000

Net for Override		285,992,300
MH Override		28,599,230

Net to Investors		$258,373,070

Empire State Building Equity Value

		Empire State Land Associates L.L.C. (Fee Owner)	Empire State Building Company L.L.C. (Operating Lessee)	Midpoint Consolidated	Low Consolidated		High Consolidated

Property Value				$2,520,000,000	$2,394,000,000	-	$2,646,000,000
Less: Shared Debt Obligations				(98,500,000)	(98,500,000)	-	(98,500,000)
Less: PV of Base Rent				(81,000,000)	(81,000,000)	-	(81,000,000)
Plus: Excess Cash				47,026,456	47,026,456	-	47,026,456

Total Allocable Value		1,193,763,228	1,193,763,228	2,387,526,456	2,261,526,456	-	2,513,526,456

Less: After-Tax PV of Supervisory Fees		(4,960,186)	(4,102,936)	(9,063,122)	(9,063,122)	-	(9,063,122)
Less: Unshared Debt Obligations		(60,500,000)	0	(60,500,000)	(60,500,000)	-	(60,500,000)
Plus: PV of Base Rent		81,000,000	0	81,000,000	81,000,000	-	81,000,000

Amount to Allocate for Capital Transaction		$1,209,303,042	$1,189,660,292	$2,398,963,334	$2,272,963,334	-	$2,524,963,334

Allocation Detail:

Empire State Building Co L.L.C.	Master Partners		$907,115,973	$907,115,973	$859,078,473	-	$955,153,473
Empire State Building Co L.L.C.	PLM 4-2-71 JV, 10% Investors		89,674,522	89,674,522	84,949,522	-	94,399,522
Empire State Building Co L.L.C.	PLM 4-2-71 JV, 10% Override		29,291,507	29,291,507	27,716,507	-	30,866,507
Empire State Building Co L.L.C.	PLM 4-2-71 JV, 5% Investors		44,837,261	44,837,261	42,474,761	-	47,199,761
Empire State Building Co L.L.C.	PLM 4-2-71 JV, 5% Override		14,645,754	14,645,754	13,858,254	-	15,433,254
Empire State Building Co L.L.C.	1273 Realty Company Investors		50,528,432	50,528,432	47,896,213	-	53,160,650
Empire State Building Co L.L.C.	1273 Realty Company - Override		53,566,844	53,566,844	50,686,563	-	56,447,125
Empire State Building Associates L.L.C.	Participants	$1,098,117,352		1,098,117,352	1,041,072,194	-	1,155,162,511
Empire State Building Associates L.L.C.	Malkin Holdings LLC - Override	111,185,689		111,185,689	105,230,848	-	117,140,531

Total		$1,209,303,042	$1,189,660,292	$2,398,963,334	$2,272,963,334	-	$2,524,963,334

Empire State Building Waterfall

Amount to allocate for capital transaction	$2,398,963,334

	Empire State Building Co L.L.C.	Empire State Building Associates L.L.C.
Split Between ESBC and ESBA	$1,189,660,292	$1,209,303,042

	Master Partners (not subject to any override)	PLM Joint Venture Ltd 4-2-71	PLM Joint Venture Ltd 7-2-71	1273 Realty Company (portion subject to override)	1273 Realty Company (portion not subject to override)
Empire State Building Co L.L.C.
Ownership %	76.25%	10.00%	5.00%	8.3125%	0.4375%
Allocation	907,115,973	118,966,029	59,483,015	98,890,512	5,204,764
Return of capital		1,800,000	900,000	1,496,250
Priority		0	0	0

Subject to override		117,166,029	58,583,015	97,394,262
Override		29,291,507	14,645,754
Override				53,566,844

Net to Investors	$907,115,973	$89,674,522	$44,837,261	$45,323,668	$5,204,764

Empire State Building Associates L.L.C.
		1,209,303,042
Return of Capital		33,000,000

Net for Override		1,176,303,042
MH Override (VC)		111,185,689

Net to Investors		$1,098,117,352

250 West 57th Equity Value

		250 West 57th St. Associates L.L.C. (Fee Owner)	Fisk Building Associates L.L.C. (Operating Lessee)	Midpoint Consolidated	Low Consolidated		High Consolidated

Property Value				$310,000,000	$295,000,000	-	$326,000,000
Less: Shared Debt Obligations				(40,432,051)	(40,432,051)	-	(40,432,051)
Less: PV of Base Rent				(10,000,000)	(10,000,000)	-	(10,000,000)

Total Allocable Value		129,783,974	129,783,974	259,567,949	244,567,949	-	275,567,949

Less: After-Tax PV of Supervisory Fees		(717,872)	(729,588)	(1,447,460)	(1,447,460)	-	(1,447,460)
Less: Unpaid Cash Override		0	(787,443)	(787,443)	(787,443)	-	(787,443)
Plus: PV of Base Rent		10,000,000	0	10,000,000	10,000,000	-	10,000,000

Amount to Allocate for Capital Transaction		$139,066,102	$128,266,943	$267,333,046	$252,333,046	-	$283,333,046

Allocation Detail:

250 West 57th Street Associates L.L.C.	Participants	$129,049,163		$0	$0	-	$0
250 West 57th Street Associates L.L.C.	Malkin Holdings LLC - Override	10,016,940		0	0	-	0
Fisk Building Associates L.L.C.	Participants - 45% Group		$26,252,491	26,252,491	24,809,678	-	27,791,491
Fisk Building Associates L.L.C.	Participants - 55% Group		63,497,637	63,497,637	59,785,137	-	67,457,637
Fisk Building Associates L.L.C.	Override		11,626,245	11,626,245	10,904,839	-	12,395,745
Fisk Building Associates L.L.C.	Malkin Family - Override		11,626,245	11,626,245	10,904,839	-	12,395,745
Fisk Building Associates L.L.C.	Malkin Holdings LLC - Override		15,264,325	15,264,325	14,362,450	-	16,226,325

Total		$139,066,102	$128,266,943	$128,266,943	$120,766,943	-	$136,266,943

250 West 57th Waterfall

Amount to allocate for capital transaction	$267,333,046

	Fisk Building Associates L.L.C.	250 West 57th Street Associates L.L.C.
	$128,266,943	$139,066,102

Fisk Building Associates L.L.C.:	$128,266,943
MH Override	12,816,694

Net to investors	$115,450,249

	55% Group	45% Group
	$63,497,637	$51,952,612
Unpaid priority		0
Return of capital		3,000,000

Net for override		48,952,612

MH override		2,447,631
Malkin Family		11,626,245
Override		11,626,245

Net to Investors	$63,497,637	$26,252,491

250 West 57th Street Associates L.L.C.:
	$139,066,102
Return of capital	7,200,000

Net for override (VC)	131,866,102
MH override (VC)	10,016,940

Net to Investors	$129,049,163

1185 Gotham L.L.C. Equity Value

	Gotham Midpoint	Gotham Low		Gotham High

Property Value	$33,000,000	$31,000,000	-	$35,000,000
Less: Shared Debt Obligations	(19,866,346)	(19,866,346)	-	(19,866,346)
Less: After-Tax PV of Supervisory Fees	(185,699)	(185,699)	-	(185,699)

Amount to Allocate for Capital Transaction	$12,947,955	$10,947,955	-	$14,947,955

Allocation Detail:

GP	$258,135	$218,262	-	$295,386
Class 1 LPs	12,689,821	10,729,693	-	14,587,942

Total	$12,947,955	$10,947,955	-	$14,947,955

1185 Bank L.L.C. Equity Value

	Bank Street Midpoint	Bank Street Low		Bank Street High

Property Value	$45,000,000	$43,000,000	-	$47,000,000
Less: Shared Debt Obligations	(34,755,853)	(34,755,853)	-	(34,755,853)
Less: After-Tax PV of Supervisory Fees	(185,700)	(185,700)	-	(185,700)

Amount to Allocate for Capital Transaction	$10,058,447	$8,058,447	-	$12,058,447

Allocation Detail:

GP	$200,528	$160,656	-	$238,287
Class 1 LPs	9,857,919	7,897,792	-	11,768,026

Total	$10,058,447	$8,058,447	-	$12,058,447

1185 Gotham L.L.C. and 1185 Bank L.L.C. Waterfall

Gotham Equity Value	$12,947,955
Bank Street Equity Value	10,058,447

Amount to Allocate for Capital Transaction	$23,006,402

	Class 1 LPs	GP	Class 2 LPs
	98.006%	1.994%	0.000%

Remaining capital	$24,882,698	$506,160	$0

Priority	1,118,218	22,747	0
Return of capital	21,429,521	435,916	0
Remainder	(0)	(0)	(0)

Net to Investors	$22,547,739	$458,663	($0)

	Pool Share of Class 2 (20.0%)		(0)

	Allocated Pool		($0)

500 Mamaroneck Avenue L.P. Equity Value

		Midpoint	Low		High

Property Value		$44,000,000	$42,000,000	-	$46,000,000
Less: Shared Debt Obligations		(37,831,646)	(37,831,646)	-	(37,831,646)
Less: After-Tax PV of Supervisory Fees		(187,479)	(187,479)	-	(187,479)

Amount to Allocate for Capital Transaction		$5,980,875	$3,980,875	-	$7,980,875

Allocation Detail:

Malkin 500 Mamaroneck Avenue L.P.	Class A LPs	$4,440,800	$2,955,800	-	$5,925,800
Malkin 500 Mamaroneck Avenue L.P.	Class B LP	0	0	-	0
Malkin 500 Mamaroneck Avenue L.P.	GP	44,857	29,857	-	59,857
Viviane Paris, LLC	Viviane Paris, LLC	1,371,136	871,136	-	1,871,136
Viviane Paris, LLC	Class B LP	124,083	124,083	-	124,083

Total		$5,980,875	$3,980,875	-	$7,980,875

500 Mamaroneck Avenue L.P. Waterfall

Amount to Allocate for Capital Transaction	$5,980,875

	500 Mamaroneck Avenue L.P.	Viviane Paris, LLC

Allocation %	75.0%	25.0%
Allocation $	$4,485,657	$1,495,219

500 Mamaroneck Avenue L.P.:

	Class A	GP	Class B
Remaining capital	13,500,000	136,364

Return of capital	4,440,800	44,857	0
Priority	0	0	0
Remainder	0	0	0

Total	$4,440,800	$44,857	$0

Viviane Paris, LLC:

	Viviane Paris, LLC		Class B
Remaining capital	4,388,121		0

Return of capital	1,495,219		0
Priority	0		0
Priority	(744,500)		(496,333)
Remainder	620,417		620,417

Total	$1,371,136		$124,083

	Pool Share of Class B (20.0%)		24,817

	Allocated Class B Pool		$14,270

Fairfield Merritview SPE L.L.C. Equity Value

	Midpoint	Low		High

Property Value	$40,000,000	$38,000,000	-	$42,000,000
Less: Shared Debt Obligations	(31,652,980)	(31,652,980)	-	(31,652,980)
Less: After-Tax PV of Supervisory Fees	(117,664)	(117,664)	-	(117,664)

Amount to Allocate for Capital Transaction	$8,229,356	$6,229,356	-	$10,229,356

Allocation Detail:

GP	$74,064	$56,064	-	$92,064
Class B LP	3,291,742	2,491,742	-	4,091,742
Class A LPs	4,040,614	3,058,614	-	5,022,614
Malkin Holdings LLC - Override	822,936	622,936	-	1,022,936

Total	$8,229,356	$6,229,356	-	$10,229,356

Fairfield Merritview SPE L.L.C. Waterfall

Amount to Allocate for Capital Transaction	$8,229,356

	Class A	GP	Class B	Override
Original Capital	8,800,000	89,000
Remaining Capital	0	0

Return of Capital	0	0
Priority @ 8.0%	0	0	0
Priority @ 12.0%	0	0	0	0
Remainder	4,040,614	74,064	3,291,742	822,936

Net to Investors	$4,040,614	$74,064	$3,291,742	$822,936

	Pool Share of Class B (20.0%)		658,348

	Allocated Pool		$378,550

100, 200 & 300 First Stamford Place Equity Value

		Fairfax First Stamford SPE L.L.C. (62.36% Co-Tenant)	Merrifield First Stamford SPE L.L.C. (Operating Lessee of 62.36% Co-Tenant)	First Stamford Place SPE L.L.C. (37.64% Co-Tenant)	Midpoint Consolidated	Low Consolidated		High Consolidated

Property Value					$257,990,000	$244,000,000	-	$270,000,000
Less: Shared Debt Obligations					(250,000,000)	(250,000,000)	-	(250,000,000)

Total Allocable Value		2,491,282	2,491,282	3,007,436	7,990,000	(6,000,000)	-	20,000,000

Less: After-Tax PV of Supervisory Fees		(79,388)	(79,388)	(355,110)	(513,887)	(513,887)	-	(513,887)

Amount to Allocate for Capital Transaction		$2,411,894	$2,411,894	$2,652,326	$7,476,113	$0	-	$19,486,113

Allocation Detail:
First Stamford Place SPE L.L.C.	Class A & A2			$1,312,901	$1,312,901	$0	-	$3,550,580
	GP			26,523	26,523	0	-	71,729
	Class B			1,312,901	1,312,901	0	-	3,550,580
Fairfax First Stamford SPE L.L.C.	Fairfax First Stamford SPE L.L.C.	$2,170,704			2,170,704	0	-	5,540,951
	Malkin Holdings LLC - Override	241,189			241,189	0	-	615,661
Merrifield First Stamford SPE L.L.C.	Merrifield First Stamford SPE L.L.C. - 55% Members		$1,193,887		1,193,887	0	-	3,047,523
	Merrifield First Stamford SPE L.L.C. - 45% Members		488,408		488,408	0	-	1,246,714
	PLM - Override		241,189		241,189	0	-	615,661
	PLMalkin Family 9 LLC - Override		244,204		244,204	0	-	623,357
	Override		244,204		244,204	0	-	623,357

Total		$2,411,894	$2,411,894	$2,652,326	$7,476,113	$0	-	$19,486,113

100, 200 & 300 First Stamford Place Waterfall

Amount to allocate for capital transaction	$7,476,113

	First Stamford Place SPE L.L.C.	Fairfax First Stamford SPE L.L.C. / Merrifield First Stamford SPE L.L.C.	Fairfax First Stamford SPE L.L.C.	Merrifield First Stamford SPE L.L.C.
Allocation	37.64%	62.36%	31.18%	31.18%
	$2,652,326	$4,823,787	$2,411,894	$2,411,894

First Stamford Place SPE L.L.C.:

	Class A	GP	Class B
Original capital	$22,800,000	$230,303	$0
Remaining capital	0	0	0
Return of capital	0	0	0
Priority	0	0	0
Remainder	1,312,901	26,523	1,312,901

Total	$1,312,901	$26,523	$1,312,901

	Pool Share of Class B (20.0%)		262,580

Fairfax First Stamford SPE L.L.C.:
	$2,411,894
Return of capital	0

Net for override	2,411,894
MH override	241,189

Net to Investors	2,170,704

Merrifield First Stamford SPE L.L.C.:
	$2,411,894

	45%	55%
Allocation	$1,085,352.2	$1,326,541.5
Return of capital	0	0

Net	1,085,352	1,326,542

10% to MP (PLM)	108,535	132,654
22.5% to PLMalkin Family 9 LLC	244,204	0
Override	244,204	0

Net to Investors	$488,408	$1,193,887

New York Union Square Retail L.P. Equity Value

	Midpoint	Low		High

Property Value	$51,000,000	$48,000,000	-	$54,000,000
Less: Shared Debt Obligations	(21,712,399)	(21,712,399)	-	(21,712,399)
Less: After-Tax PV of Supervisory Fees	(195,049)	(195,049)	-	(195,049)

Amount to Allocate for Capital Transaction	$29,092,552	$26,092,552	-	$32,092,552

Allocation Detail:

GP	$290,926	$260,926	-	$320,926
Class B LP	14,400,813	12,915,813	-	15,885,813
Class A LPs	14,400,813	12,915,813	-	15,885,813

Total	$29,092,552	$26,092,552	-	$32,092,552

New York Union Square Retail L.P. Waterfall

Amount to Allocate for Capital Transaction	$29,092,552

	Class A	GP	Class B
Original capital	$7,500,000	$75,758	$0
Remaining capital	0	0	0
Return of capital	0	0	0
Priority	0	0	0
Remainder	14,400,813	290,926	14,400,813

Net to Investors	$14,400,813	$290,926	$14,400,813

	Pool Share of Class B (20.0%)		2,880,163

	Allocated Pool		$1,944,110

One Station Place Equity Value

	Midpoint	Low		High

Property Value	$138,000,000	$131,000,000	-	$145,000,000
Less: Shared Debt Obligations	(101,029,940)	(101,029,940)	-	(101,029,940)

Amount to Allocate for Capital Transaction	$36,970,060	$29,970,060	-	$43,970,060

Allocation Detail:

GP	$369,701	$299,701	-	$439,701
Class A LP	3,327,305	2,697,305	-	3,957,305
Class B LP	33,273,054	26,973,054	-	39,573,054

Total	$36,970,060	$29,970,060	-	$43,970,060

One Station Place Waterfall

Amount to Allocate for Capital Transaction	$36,970,060

	GP	Class A LP	Class BL P
	1.000%	9.000%	90.000%

Net to Investors	$369,701	$3,327,305	$33,273,054

Westport Main Street Retail L.L.C. Equity Value

	Midpoint	Low		High

Property Value	$5,000,000	$4,800,000	-	$5,300,000
Less: After-Tax PV of Supervisory Fees	(76,611)	(76,611)	-	(76,611)

Amount to Allocate for Capital Transaction	$4,923,389	$4,723,389	-	$5,223,389

Allocation Detail:

Manager	$49,234	$47,234	-	$52,234
Class B Members	0	0	-	0
Class A Members	4,874,155	4,676,155	-	5,171,155

Total	$4,923,389	$4,723,389	-	$5,223,389

Westport Main Street Retail L.L.C. Waterfall

Amount to Allocate for Capital Transaction	$4,923,389

	Class A	GP	Class B
Original Capital	$9,119,000	$92,111	$0
Remaining Capital	9,119,000	92,111	0

Priority 1	805,485	8,136	0
Return of Capital	4,068,670	41,098	0
Remainder	0	0	0

Net to Investors	$4,874,155	$49,234	$0

	Pool Share of Class B (20.0%)		0

	Allocated Pool		$0

Westport Retail Co-Investors L.L.C. Equity Value

		Midpoint	Low		High

Property Value		$25,000,000	$24,000,000	-	$26,000,000
Less: Shared Debt Obligations		(9,452,274)	(9,452,274)	-	(9,452,274)
Less: After-Tax PV of Supervisory Fees		(177,307)	(177,307)	-	(177,307)

Amount to Allocate for Capital Transaction		$15,370,419	$14,370,419	-	$16,370,419

Allocation Detail:

Malkin Co-Investor Capital L.P.	GP	$81,310	$76,020	-	$86,600
Malkin Co-Investor Capital L.P.	Class B LPs	0	0	-	0
Malkin Co-Investor Capital L.P.	Class A LPs	8,049,642	7,525,932	-	8,573,352
Peter L. Malkin	Peter L. Malkin	3,712,548	3,471,009	-	3,954,086
New Soundview Plazza Associates, Limited Partnership	LP	3,526,919	3,297,458	-	3,756,381

Total		$15,370,419	$14,370,419	-	$16,370,419

Westport Retail Co-Investors L.L.C. Waterfall

Amount to Allocate for Capital Transaction	$15,370,419

	Malkin Co-Investor Capital L.P.	Peter L. Malkin	New Soundview Plaza Associates, Limited Partnership
Ownership % Split	52.900%	24.154%	22.946%
Ownership $ Split	8,130,952	3,712,548	3,526,919

Malkin Co-Investor Capital L.P.:	Class A	GP	Class B
Original capital	$13,850,000	$139,899	$0
Remaining capital	13,850,000	139,899	0

Priority 1	2,575,057	26,011	0
Return of capital	5,474,585	55,299	0
Priority 2	0	0	0
Remainder	0	0	0

Net to Investors	$8,049,642	$81,310	$0

	Pool Share of Class B (20.0%)		0

	Allocated Pool		$0

East West Manhattan Retail Portfolio SPE L.L.C. Equity Value

	Midpoint	Low		High

Property Value	$59,000,000	$56,000,000	-	$62,000,000
Less: Shared Debt Obligations	(29,232,062)	(29,232,062)	-	(29,232,062)
Less: After-Tax PV of Supervisory Fees	(190,711)	(190,711)	-	(190,711)

Amount to Allocate for Capital Transaction	$29,577,227	$26,577,227	-	$32,577,227

Allocation Detail:

GP	$295,772	$265,772	-	$325,772
Class B LP	14,640,727	13,155,727	-	16,125,727
Class A LPs	14,640,727	13,155,727	-	16,125,727

Total	$29,577,227	$26,577,227	-	$32,577,227

East West Manhattan Retail Portfolio SPE L.L.C. Waterfall

Amount to Allocate for Capital Transaction	$29,577,227

	Class A	GP	Class B
Original Capital	$9,900,000	$100,000	$0
Remaining Capital	0	0	0
Return of Capital	0	0	0
Priority	0	0	0
Remainder	14,640,727	295,772	14,640,727

Net to Investors	$14,640,727	$295,772	$14,640,727

	Pool Share of Class B (20.0%)		2,928,145

	Allocated Pool		$1,976,498

B.B.S.F., L.L.C. Equity Value

		Midpoint	Low		High

Property Value		$14,600,000	$14,000,000	-	$15,000,000

Amount to Allocate for Capital Transaction		$14,600,000	$14,000,000	-	$15,000,000

Allocation Detail:

ARSA Associates	PLM Family 2000 LLC	$6,915,786	$6,631,576	-	$7,105,260
ARSA Associates	Anthoney E. Malkin	0	0	-	0
PLM Family 2000 LLC	PLM Family 2000 LLC	7,684,214	7,368,424	-	7,894,740

Total		$14,600,000	$14,000,000	-	$15,000,000

Business Enterprise Valuation	October 14, 2011

Malkin Construction Corp.

Confidential DRAFT – For Discussion Purposes Only

The information contained herein is of a confidential nature and is intended for the exclusive use of the persons or firm to whom it is furnished by us.

Reproduction, publication, or dissemination of portions hereof may not be made without prior approval of Duff & Phelps, LLC.

Equity Value Conclusion	Malkin Construction Corp.

	Low	Mid	High

Discounted Cash Flow Analysis	$5,850,000	$6,250,000	$6,700,000
Selected Public Company Analysis	5,000,000	5,500,000	6,000,000

Enterprise Value Conclusion	$5,425,000	$5,875,000	$6,350,000

Plus: Cash and Equivalents (1)	0	0	0
Less: Debt (1)	0	0	0

Equity Value	$5,425,000	$5,875,000	$6,350,000

CONFIDENTIAL DRAFT - For Discussion Purposes Only	Page 1 of 6

Discounted Cash Flow Analysis	Malkin Construction Corp.

		2011E	2012P	2013P	2014P	2015P	2016P	2017P	2018P	2019P	2020P	10-Yr CAGR

Revenue		$53,566,220	$55,173,207	$56,828,403	$58,533,255	$60,289,253	$62,097,930	$63,960,868	$65,879,694	$67,856,085	$69,891,767	6.2%
Growth		40.4%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%

EBITDA		1,278,879	1,317,245	1,356,762	1,397,465	1,439,389	1,482,571	1,527,048	1,572,859	1,620,045	1,668,646	10-Yr. Avg
EBITDA Margin		2.4%	2.4%	2.4%	2.4%	2.4%	2.4%	2.4%	2.4%	2.4%	2.4%	2.4%
EBITDA Growth		78.4%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%

		7/31-12/31
Earnings Before Interest and Taxes		$767,109	$1,251,785	$1,286,219	$1,324,588	$1,364,311	$1,405,239	$1,447,396	$1,490,818	$1,535,542	$1,581,609
Pro Forma Taxes @ 39.6%		(303,890)	(495,895)	(509,536)	(524,736)	(540,472)	(556,685)	(573,386)	(590,588)	(608,305)	(626,554)

Net Operating Profit After Tax		463,219	755,890	776,684	799,853	823,839	848,554	874,010	900,230	927,237	955,054

Depreciation		184	65,460	70,543	72,877	75,078	77,332	79,652	82,041	84,503	87,038
Capital Expenditures		(58,300)	(70,924)	(73,052)	(75,244)	(77,501)	(79,826)	(82,221)	(84,687)	(87,228)	(89,845)
(Increase) Decrease in Working Capital		31,202	6,428	6,621	6,819	7,024	7,235	7,452	7,675	7,906	8,143

Free Cash Flow		$436,305	$756,854	$780,795	$804,305	$828,440	$853,294	$878,893	$905,260	$932,418	$960,390

Terminal Growth Rate		3.00%	3.00%	3.00%
Weighted Average Cost of Capital		17.50%	16.50%	15.50%

Terminal Value		$6,822,081	$7,327,420	$7,913,614

Present Value of Terminal Value		1,660,762	1,922,482	2,239,170
Present Value of Discrete Cash Flow		4,207,666	4,336,575	4,472,931

Concluded Enterprise Value Range (Rounded)		$5,850,000	$6,250,000	$6,700,000
Implied Enterprise Value Multiples
2011 EBITDA	$1,278,879	4.6x	4.9x	5.2x
2012 EBITDA	$1,317,245	4.4x	4.7x	5.1x
2011 Revenue	$53,566,220	0.11x	0.12x	0.13x

CONFIDENTIAL DRAFT - For Discussion Purposes Only	Page 2 of 6

Capital Expense Reclass

	2008A	2009A	2010A	YTD 6/30/2010	YTD 6/30/2011	LTM 6/30/2011	2011E

Computer Equipment PC/Laptop	13,628	3,578	13,816	4,738	8,824	17,902	$31,500
Computer Network/Server	22,391	13,144	12,456	3,227	3,493	12,722	48,510
Furniture & Fixtures	4,794	0	0	0	105	105	1,000

Total Capital Expenses	$40,813	$16,722	$26,272	$7,965	$12,422	$30,729	$81,010

Expense Reclass @ 0.0%	(34,691)	(14,214)	(22,331)	(6,770)	(10,559)	(26,120)	(68,859)

Capital Expenditures	34,691	14,214	22,331	6,770	10,559	26,120	68,859
Growth		(59.0%)	57.1%		56.0%
as % of Total Fees	0.1%	0.1%	0.1%	0.0%	0.0%	0.1%	0.1%

CONFIDENTIAL DRAFT - For Discussion Purposes Only	Page 3 of 6

Weighted Average Cost of Capital Analysis - Malkin Construction Corp.

Levered Beta	Discount Rate Range		Sources and Considerations

Unlevered Beta	1.20	1.40	Selected Public Companies and Cost of Capital Yearbook
Debt % of Capital	10.0%	5.0%	Selected Public Companies; Cost of Capital Yearbook; Historical Levels
Equity % of Capital	90.0%	95.0%	Selected Public Companies; Cost of Capital Yearbook; Historical Levels
Tax Rate	39.6%	39.6%	Blended Federal & State Corporate Income Tax Rate

Levered Beta	1.28	1.44

Levered Cost of Equity

Risk-free Rate	4.0%	4.0%	Expected Long-Term Risk Free Rate
Levered Beta	1.28	1.44	See Above
Market Risk Premium	5.5%	5.5%	Duff & Phelps Study
Small Stock Premium	6.0%	6.0%	Duff & Phelps Cost of Capital Study; SBBI Valuation Edition 2011 Yearbook

Levered Cost of Equity	17.0%	17.9%

Cost of Debt

Cost of Long-term Debt	5.0%	5.0%	BBB Bond Rate
Tax Rate	39.6%	39.6%	Blended Federal & State Corporate Income Tax Rate

After-tax Cost of Debt	3.0%	3.0%

Weighted Average Cost of Capital (WACC)

Debt % of Capital	10.0%	5.0%
Equity % of Capital	90.0%	95.0%

Calculated WACC	15.6%	17.2%

Selected WACC Range		16.50%

CONFIDENTIAL DRAFT - For Discussion Purposes Only	Page 4 of 6

Selected Public Company Analysis	Malkin Construction Corp.

Enterprise Valuation Multiples			Valuation Summary
Metric	Public Company Range	Public Company Median	Selected Multiple Range	Company Performance	Enterprise Value Range
2011 EBITDA	3.3x - 5.5x	3.8x	3.5x - 4.5x	$1,278,879	$4,476,075 - $5,754,953
2012 EBITDA	2.7x - 3.9x	3.7x	3.5x - 4.5x	$1,317,245	$4,610,357 - $5,927,602
2011 Revenue	0.14x - 0.32x	0.19x	0.10x - 0.12x	$53,566,220	$5,356,622 - $6,427,946

			Concluded Enterprise Value Range		$5,000,000 - $6,000,000

CONFIDENTIAL DRAFT - For Discussion Purposes Only	Page 5 of 6

Selected Public Company Analysis

($ in millions, except per share data)

COMPANY INFORMATION	MARKET DATA			REVENUE GROWTH				EBITDA GROWTH				EBITDA MARGIN				ENTERPRISE VALUE AS MULTIPLE OF
Company Name	Stock Price	% of 52- Wk High	Enterprise Value	3-YR CAGR	LTM	2011	2012	3-YR CAGR	LTM	2011	2012	3-YR AVG	LTM	2011	2012	LTM EBITDA	2011 EBITDA	2012 EBITDA	LTM Revenue	2011 Revenue
Bird Construction Inc. (1)	$9.89	77.9%	$289	3.8%	0.7%	7.4%	NM	4.6%	-54.4%	-36.0%	NM	8.1%	4.1%	4.2%	6.9%	NM	NM	3.7x	0.36x	0.32x
Balfour Beatty plc	4.07	72.7	2,100	12.6	-0.3	6.0	2.1	46.5	-6.0	-9.8	3.4	3.6	4.1	3.8	3.8	3.6	3.6	3.5	0.15	0.14
Churchill Corp.	13.52	65.3	425	21.0	62.7	10.2	11.3	43.2	45.1	-15.0	40.6	7.5	6.8	5.5	6.9	4.5	5.5	3.9	0.31	0.30
Kier Group plc	19.96	89.8	490	-3.1	3.3	3.3	3.9	-8.5	24.6	24.6	7.7	3.5	3.7	3.7	3.8	4.0	4.0	3.7	0.15	0.15
Tutor Perini Corporation	12.31	46.2	711	-11.6	-29.2	17.2	22.6	9.9	-19.2	7.7	20.0	5.0	5.9	5.8	5.7	4.2	3.3	2.7	0.25	0.19

Mean		70.4%	803	4.5%	7.4%	8.8%	10.0%	19.1%	-2.0%	-5.7%	18.0%	5.5%	4.9%	4.6%	5.4%	4.1x	4.1x	3.5x	0.24x	0.22x
Median		72.7%	490	3.8%	0.7%	7.4%	7.6%	9.9%	-6.0%	-9.8%	13.9%	5.0%	4.1%	4.2%	5.7%	4.1x	3.8x	3.7x	0.25x	0.19x

Malkin Construction				NA	NA	40.3%	3.0%	NA	NA	58.7%	3.0%	(0.9%)	2.0%	2.3%	2.3%

(1)	Acquired H.J. O’Connell Ltd. on 8/31/11, proforma LTM information not available for acquisition

LTM = Latest Twelve Months

CAGR = Compounded Annual Growth Rate

Enterprise Value = (Market Capitalization) + (Debt + Preferred Stock + Minority Interest) - (Cash & Equivalents)

EBITDA = Earnings Before Interest, Taxes, Depreciation and Amortization

Source: Bloomberg, Capital IQ, SEC filings

CONFIDENTIAL DRAFT - For Discussion Purposes Only	Page 6 of 6

Business Enterprise Valuation	October 14, 2011

Malkin Holdings LLC

Confidential DRAFT – For Discussion Purposes Only

The information contained herein is of a confidential nature and is intended for the exclusive use of the persons or firm to whom it is furnished by us.

Reproduction, publication, or dissemination of portions hereof may not be made without prior approval of Duff & Phelps, LLC.

Equity Value Summary	Malkin Holdings LLC (Formerly Wien & Malkin LLC)

	Low	Mid	High

Enterprise Value Conclusion	$4,250,000	$4,500,000	$5,000,000

Plus: Cash and Equivalents (1)	0	0	0
Plus: Unpaid Cash Overrides	1,396,278	1,396,278	1,396,278
Less: Debt (1)	0	0	0

Equity Value	$5,646,278	$5,896,278	$6,396,278

CONFIDENTIAL DRAFT - For Discussion Purposes Only	Page 1 of 4

Discounted Cash Flow Analysis	Malkin Holdings LLC (Formerly Wien & Malkin LLC)

	LTM	2011E	2012P	2013P	2014P	2015P	2016P	2017P	2018P	2019P	2020P	10-Yr CAGR
Revenue	$7,819,662	$9,250,925	$8,462,634	$9,009,344	$9,131,748	$9,698,554	$9,581,727	$10,493,723	$10,612,224	$10,638,720	$11,056,716	8.1%
Growth	NA	82.0%	(8.5%)	6.5%	1.4%	6.2%	(1.2%)	9.5%	1.1%	0.2%	3.9%

EBITDA	(965,707)	956,046	819,098	1,159,654	1,069,720	1,417,817	1,177,106	1,368,343	1,238,334	1,009,207	1,164,254	NM
EBITDA Margin	(12.3%)	10.3%	9.7%	12.9%	11.7%	14.6%	12.3%	13.0%	11.7%	9.5%	10.5%

		7/31-12/31
Earnings Before Interest and Taxes		$92,432	$585,984	$919,152	$821,726	$1,162,190	$913,675	$1,096,914	$958,697	$721,134	$867,506
Pro Forma Taxes @ 39.6%		(36,617)	(232,137)	(364,122)	(325,527)	(460,402)	(361,953)	(434,543)	(379,788)	(285,677)	(343,662)

Net Operating Profit After Tax		55,815	353,846	555,030	496,199	701,789	551,723	662,372	578,909	435,457	523,843

Depreciation		112,888	233,114	240,502	247,993	255,627	263,431	271,428	279,638	288,073	296,748
Capital Expenditures		(173,246)	(257,741)	(265,473)	(273,437)	(281,640)	(290,090)	(298,792)	(307,756)	(316,989)	(326,498)
(Increase) Decrease in Working Capital		(31,813)	7,883	(5,467)	(1,224)	(5,668)	1,168	(9,120)	(1,185)	(265)	(4,180)

Free Cash Flow		($36,355)	$337,102	$524,592	$469,531	$670,107	$526,232	$625,888	$549,606	$406,276	$489,913

Terminal Growth Rate		3.0%	3.0%	3.0%
Weighted Average Cost of Capital		13.5%	12.5%	11.5%

Terminal Value		$4,805,812	$5,311,687	$5,936,591

Present Value of Terminal Value		1,586,354	1,894,549	2,289,553
Present Value of Discrete Cash Flow		2,576,224	2,673,467	2,776,495

Concluded Enterprise Value Range		$4,250,000	$4,500,000	$5,000,000

Implied Enterprise Value Multiples

2011 EBITDA	$956,046	4.4x	4.7x	5.2x
2012 EBITDA	$819,098	5.2x	5.5x	6.1x
2011 Revenue	$9,250,925	0.46x	0.49x	0.54x

CONFIDENTIAL DRAFT - For Discussion Purposes Only	Page 2 of 4

Capital Expense Reclass

	2008A	2009A	2010A	YTD 6/30/2010	YTD 6/30/2011	LTM 6/30/2011	2011E	2012P

Total Revenue	$7,674,236	$5,806,650	$5,084,138	$2,357,469	$5,092,993	$7,819,662	$9,250,925	$8,462,634

Expensed Capital Expenditures
Repairs & Maintenance	$118,912	$12,220	$71,661	$42,052	$41,275	$70,884	$85,842	$88,417
Purchase Software and Supplies	22,555	40,468	11,065	20,638	27,150	17,577	69,064	71,136
Purchase Hardware	0	25,062	(0)	2,061	2,953	892	92,534	95,310
Maintenance / Services	83,890	68,839	45,586	23,484	19,197	41,298	46,953	48,362

Total Capital Expenses	$225,357	$146,589	$128,312	$88,234	$90,574	$130,652	$294,393	$303,225

Expense Reclass @ 85.0%	(191,554)	(124,601)	(109,065)	(74,999)	(76,988)	(111,054)	(250,234)	(257,741)

Capital Expenditures	191,554	124,601	109,065	74,999	76,988	111,054	250,234	257,741
Growth		(35.0%)	(12.5%)		2.7%		129.4%	3.0%
as % of Total Revenue	2.5%	2.1%	2.1%	3.2%	1.5%	1.4%	2.7%	3.0%

	2013P	2014P	2015P	2016P	2017P	2018P	2019P	2020P

Total Revenue	$9,009,344	$9,131,748	$9,698,554	$9,581,727	$10,493,723	$10,612,224	$10,638,720	$11,056,716

Expensed Capital Expenditures
Repairs & Maintenance	$91,069	$93,801	$96,616	$99,514	$102,499	$105,574	$108,742	$112,004
Purchase Software and Supplies	73,270	75,468	77,732	80,064	82,466	84,940	87,488	90,113
Purchase Hardware	98,169	101,114	104,148	107,272	110,490	113,805	117,219	120,736
Maintenance / Services	49,813	51,307	52,846	54,432	56,065	57,746	59,479	61,263

Total Capital Expenses	$312,321	$321,691	$331,342	$341,282	$351,520	$362,066	$372,928	$384,116

Expense Reclass @ 85.0%	(265,473)	(273,437)	(281,640)	(290,090)	(298,792)	(307,756)	(316,989)	(326,498)

Capital Expenditures	265,473	273,437	281,640	290,090	298,792	307,756	316,989	326,498
Growth	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%
as % of Total Revenue	2.9%	3.0%	2.9%	3.0%	2.8%	2.9%	3.0%	3.0%

CONFIDENTIAL DRAFT - For Discussion Purposes Only	Page 3 of 4

Weighted Average Cost of Capital Analysis - Malkin Holdings LLC (Formerly Wien & Malkin LLC)

Levered Beta	Discount Rate Range		Sources and Considerations

Unlevered Beta	0.65	0.75	Selected Public Companies and Cost of Capital Yearbook
Debt % of Capital	20.0%	10.0%	Selected Public Companies; Cost of Capital Yearbook; Historical Levels
Equity % of Capital	80.0%	90.0%	Selected Public Companies; Cost of Capital Yearbook; Historical Levels
Tax Rate	39.6%	39.6%	Blended Federal & State Corporate Income Tax Rate

Levered Beta	0.75	0.80

Levered Cost of Equity

Risk-free Rate	4.0%	4.0%	Expected Long-Term Risk Free Rate
Levered Beta	0.75	0.80	See Above
Market Risk Premium	5.5%	5.5%	Duff & Phelps Study
Small Stock Premium	6.0%	6.0%	Duff & Phelps Cost of Capital Study; SBBI Valuation Edition 2011 Yearbook

Levered Cost of Equity	14.1%	14.4%

Cost of Debt

Cost of Long-term Debt	5.0%	5.0%	BBB Bond Rate
Tax Rate	39.6%	39.6%	Blended Federal & State Corporate Income Tax Rate

After-tax Cost of Debt	3.0%	3.0%

Weighted Average Cost of Capital (WACC)

Debt % of Capital	20.0%	10.0%
Equity % of Capital	80.0%	90.0%

Calculated WACC	11.9%	13.3%

Selected WACC Range		12.50%

CONFIDENTIAL DRAFT - For Discussion Purposes Only	Page 4 of 4

Business Enterprise Valuation	October 14, 2011

Malkin Properties, L.L.C.

Malkin Properties of New York, L.L.C.

Malkin Properties of Connecticut, L.L.C.

Confidential DRAFT — For Discussion Purposes Only

The information contained herein is of a confidential nature and is intended for the exclusive use of the persons or firm to whom it is furnished by us.

Reproduction, publication, or dissemination of portions hereof may not be made without prior approval of Duff & Phelps, LLC.

Equity Value Conclusion	Malkin Properties - MP, MCT, MNY

	Low	Mid	High

Enterprise Value Conclusion	$4,150,000	$4,400,000	$4,650,000

Plus: Cash and Equivalents (1)	0	0	0
Less: Debt (1)	0	0	0

Equity Value	$4,150,000	$4,400,000	$4,650,000

CONFIDENTIAL DRAFT - For Discussion Purposes Only	Page 1 of 6

Discounted Cash Flow Analysis	Malkin Properties - MP, MCT, MNY

		2011E	2012P	2013P	2014P	2015P	2016P	2017P	2018P	2019P	2020P	10-Yr CAGR
Revenue		$6,046,805	$5,932,825	$6,356,710	$6,265,711	$5,657,604	$6,507,218	$10,353,011	$5,810,629	$6,043,934	$7,023,038	2.9%
Growth		NA	(1.9%)	7.1%	(1.4%)	(9.7%)	15.0%	59.1%	(43.9%)	4.0%	16.2%

EBITDA		1,378,192	894,148	1,175,725	938,148	179,065	944,046	4,407,881	(302,750)	(243,522)	556,448	10-Yr Avg
EBITDA Margin		22.8%	15.1%	18.5%	15.0%	3.2%	14.5%	42.6%	(5.2%)	(4.0%)	7.9%	13.0%
EBITDA Growth		NA	(35.1%)	31.5%	(20.2%)	(80.9%)	427.2%	366.9%	(106.9%)	(19.6%)	(328.5%)

		7/31-12/31										Terminal
Earnings Before Interest and Taxes		$1,813,644	$859,629	$1,125,908	$876,140	$107,174	$863,982	$4,320,902	($395,722)	($341,822)	$453,296	$981,581
Pro Forma Taxes @ 39.6%		(718,475)	(340,542)	(446,028)	(347,083)	(42,457)	(342,267)	(1,711,725)	156,765	135,413	(179,573)	(388,853)

Net Operating Profit After Tax		1,095,169	519,087	679,880	529,057	64,717	521,716	2,609,177	(238,957)	(206,409)	273,723	592,728

Depreciation		7,526	34,519	49,817	62,008	71,891	80,064	86,979	92,972	98,300	103,153	(109,762)
Capital Expenditures		(85,721)	(95,710)	(98,581)	(101,538)	(104,585)	(107,722)	(110,954)	(114,282)	(117,711)	(121,242)	(115,539)
(Increase) Decrease in Working Capital		(15,908)	22,221	(87,385)	(97,764)	(86,737)	(55,240)	(86,961)	(84,457)	(37,610)	(111,328)	(85,290)

Free Cash Flow		$1,001,066	$480,118	$543,731	$391,762	($54,714)	$438,818	$2,498,240	($344,724)	($263,430)	$144,305	$282,135

Terminal Growth Rate		3.00%	3.00%	3.00%
Weighted Average Cost of Capital		13.50%	12.50%	11.50%

Terminal Value		$2,687,003	$2,969,846	$3,319,239

Present Value of Terminal Value		780,634	940,651	1,147,053
Present Value of Discrete Cash Flow		3,360,401	3,437,068	3,517,715

Concluded Enterprise Value Range (Rounded)		$4,150,000	$4,400,000	$4,650,000

Implied Enterprise Value Multiples

2011 EBITDA	$1,378,192	3.0x	3.2x	3.4x
2012 EBITDA	$894,148	4.6x	4.9x	5.2x
2011 Revenue	$6,046,805	0.69x	0.73x	0.77x

CONFIDENTIAL DRAFT - For Discussion Purposes Only	Page 2 of 6

Free Breakdown

	2008E	2009E	2010E	YTD 6/30/2010	YTD 6/30/2011	LTM 6/30/2011	2011E	2012P

Management Fees	$2,974,288	$3,172,130	$3,015,111	$1,516,469	$1,570,801	$3,069,443	$3,091,619	$3,060,642
Leasing Fees	996,245	681,135	1,232,404	371,901	108,076	968,579	1,201,583	1,239,343
Financing Fees	0	76,700	650,000	650,000	0	0	0	75,288
Other Fees	735,696	339,519	358,714	106,297	215,123	467,540	955,281	735,281

Total Fees	$4,706,229	$4,269,484	$5,256,229	$2,644,667	$1,894,000	$4,505,562	$5,248,483	$5,110,553

Management Fee Growth		6.7%	(4.9%)		3.6%		2.5%	(1.0%)
Leasing Fee Growth		(31.6%)	80.9%		(70.9%)		(2.5%)	3.1%
Financing Fee Growth		NA	747.5%		(100.0%)		(100.0%)	NA
Other Fee Growth		(53.9%)	5.7%		102.4%		166.3%	(23.0%)

Total Fee Growth		(9.3%)	23.1%		(28.4%)		NA	(2.6%)

Leasing Fees as % of Management Fees	33.5%	21.5%	40.9%	24.5%	6.9%	31.6%	38.9%	40.5%
Financing Fees as % of Management Fees	0.0%	2.4%	21.6%	42.9%	0.0%	0.0%	0.0%	2.5%
Other Fees as % of Management Fees	24.7%	10.7%	11.9%	7.0%	13.7%	15.2%	30.9%	24.0%

Fee Proportion
Management Fees	63.2%	74.3%	57.4%	57.3%	82.9%	68.1%	58.9%	59.9%
Leasing Fees	21.2%	16.0%	23.4%	14.1%	5.7%	21.5%	22.9%	24.3%
Financing Fees	0.0%	1.8%	12.4%	24.6%	0.0%	0.0%	0.0%	1.5%
Other Fees	15.6%	8.0%	6.8%	4.0%	11.4%	10.4%	18.2%	14.4%

Total Fees	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

	2013P	2014P	2015P	2016P	2017P	2018P	2019P	2020P

Management Fees	$3,182,459	$3,318,746	$3,439,660	$3,516,666	$3,637,892	$3,755,628	$3,808,057	$3,963,251
Leasing Fees	1,429,324	860,586	254,496	327,996	569,074	367,885	334,231	727,241
Financing Fees	102,707	136,250	359,649	1,031,801	4,190,500	0	85,075	161,879
Other Fees	795,281	1,077,781	705,281	705,281	1,002,306	705,281	805,281	1,129,038

Total Fees	$5,509,771	$5,393,363	$4,759,085	$5,581,744	$9,399,772	$4,828,794	$5,032,643	$5,981,409

Management Fee Growth	4.0%	4.3%	3.6%	2.2%	3.4%	3.2%	1.4%	4.1%
Leasing Fee Growth	15.3%	(39.8%)	(70.4%)	28.9%	73.5%	(35.4%)	(9.1%)	117.6%
Financing Fee Growth	36.4%	32.7%	164.0%	186.9%	306.1%	(100.0%)	NA	90.3%
Other Fee Growth	8.2%	35.5%	(34.6%)	0.0%	42.1%	(29.6%)	14.2%	40.2%

Total Fee Growth	7.8%	(2.1%)	(11.8%)	17.3%	68.4%	(48.6%)	4.2%	18.9%

Leasing Fees as % of Management Fees	44.9%	25.9%	7.4%	9.3%	15.6%	9.8%	8.8%	18.3%
Financing Fees as % of Management Fees	3.2%	4.1%	10.5%	29.3%	115.2%	0.0%	2.2%	4.1%
Other Fees as % of Management Fees	25.0%	32.5%	20.5%	20.1%	27.6%	18.8%	21.1%	28.5%

Fee Proportion
Management Fees	57.8%	61.5%	72.3%	63.0%	38.7%	77.8%	75.7%	66.3%
Leasing Fees	25.9%	16.0%	5.3%	5.9%	6.1%	7.6%	6.6%	12.2%
Financing Fees	1.9%	2.5%	7.6%	18.5%	44.6%	0.0%	1.7%	2.7%
Other Fees	14.4%	20.0%	14.8%	12.6%	10.7%	14.6%	16.0%	18.9%

Total Fees	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

CONFIDENTIAL DRAFT - For Discussion Purposes Only	Page 3 of 6

Normalized Terminal Free Cash Flow

Management Fees	$4,082,149
Leasing Fees (1)	896,004
Financing Fees (2)	698,447
Other Fees (3)	1,016,101

Total Revenue	6,692,700

Expenses (4)	(5,820,882)

EBITDA	871,818

Depreciation	109,762

EBIT	981,581

Taxes	(388,853)

NOPAT	592,728
Depreciation	(109,762)
Capital Expenditures	(115,539)
Change in New Working Capital	(85,290)

Free Cash Flow	$282,135

(1)	Normalized based on the 10-yr average leasing fees as a % of management fees (21.9%).
(2)	Normalized based on the 10-yr average financing fees as a % of management fees (17.1%
(3)	Normalized based on the 10-yr average other fees as a % of management fees (24.9%).
(4)	Normalized based on the 10-yr average expenses as % of total revenue (85.9%).

CONFIDENTIAL DRAFT - For Discussion Purposes Only	Page 4 of 6

Capital Expense Reclass

	2008A	2009A	2010A	YTD 6/30/2010	YTD 6/30/2011	LTM 6/30/2011	2011E	2012P

Computer Equipment PC/Laptop	$2,440	$1,396	$3,552	$2,516	$184	$1,220	$46,183	$47,568
Computer Network/Server	157	472	550	3,318	3,662	894	14,866	15,312
Furniture & Fixtures	795	0	2,194	653	4,626	6,167	48,271	49,719

Total Capital Expenses	$3,392	$1,868	$6,296	$6,487	$8,472	$8,281	$109,320	$112,600

Expense Reclass @ 85.0%	(2,883)	(1,588)	(5,352)	(5,514)	(7,201)	(7,039)	(92,922)	(95,710)

Capital Expenditures	2,883	1,588	5,352	5,514	7,201	7,039	92,922	95,710
Growth		(44.9%)	237.0%		30.6%		1,636.3%	3.0%
as % of Total Fees	0.1%	0.0%	0.1%	0.2%	0.4%	0.2%	1.8%	1.9%

	2013P	2014P	2015P	2016P	2017P	2018P	2019P	2020P

Computer Equipment PC/Laptop	$48,996	$50,465	$51,979	$53,539	$55,145	$56,799	$58,503	$60,258
Computer Network/Server	15,771	16,244	16,732	17,234	17,751	18,283	18,832	19,397
Furniture & Fixtures	51,211	52,747	54,329	55,959	57,638	59,367	61,148	62,983

Total Capital Expenses	$115,978	$119,457	$123,041	$126,732	$130,534	$134,450	$138,483	$142,638

Expense Reclass @ 85.0%	(98,581)	(101,538)	(104,585)	(107,722)	(110,954)	(114,282)	(117,711)	(121,242)

Capital Expenditures	98,581	101,538	104,585	107,722	110,954	114,282	117,711	121,242
Growth	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%
as % of Total Fees	1.8%	1.9%	2.2%	1.9%	1.2%	2.4%	2.3%	2.0%

CONFIDENTIAL DRAFT - For Discussion Purposes Only	Page 5 of 6

Weighted Average Cost of Capital Analysis - Malkin Properties - MP, MCT, MNY

Levered Beta	Discount Rate Range		Sources and Considerations

Unlevered Beta	0.65	0.75	Selected Public Companies and Cost of Capital Yearbook
Debt % of Capital	20.0%	10.0%	Selected Public Companies; Cost of Capital Yearbook; Historical Levels
Equity % of Capital	80.0%	90.0%	Selected Public Companies; Cost of Capital Yearbook; Historical Levels
Tax Rate	39.6%	39.6%	Blended Federal & State Corporate Income Tax Rate

Levered Beta	0.75	0.80

Levered Cost of Equity

Risk-free Rate	4.0%	4.0%	Expected Long-Term Risk Free Rate
Levered Beta	0.75	0.80	See Above
Market Risk Premium	5.5%	5.5%	Duff & Phelps Study
Small Stock Premium	6.0%	6.0%	Duff & Phelps Cost of Capital Study; SBBI Valuation Edition 2011 Yearbook

Levered Cost of Equity	14.1%	14.4%

Cost of Debt

Cost of Long-term Debt	5.0%	5.0%	BBB Bond Rate
Tax Rate	39.6%	39.6%	Blended Federal & State Corporate Income Tax Rate

After-tax Cost of Debt	3.0%	3.0%

Weighted Average Cost of Capital (WACC)

Debt % of Capital	20.0%	10.0%
Equity % of Capital	80.0%	90.0%

Calculated WACC	11.9%	13.3%

Selected WACC Range		12.50%

CONFIDENTIAL DRAFT - For Discussion Purposes Only	Page 6 of 6